CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Bryan McKigney, President and Chairman of The Asia Tigers Fund, Inc. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    December 18, 2003           /s/Bryan McKigney
     ----------------------          -------------------------------------------
                                     Bryan McKigney, President and Chairman
                                     (principal executive officer)



I, Alan Kaye, Treasurer of The Asia Tigers Fund, Inc. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    December 18, 2003           /s/Alan Kaye
     ----------------------          -------------------------------------------
                                     Alan Kaye, Treasurer
                                     (principal financial officer)